SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 12, 2003

VENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-30318	52-218171034

(Commission File Number)	(I.R.S. Employer Identification No.)

VANTAGE COURT NORTH

200 COTTONTAIL LANE

SOMERSET, NEW JERSEY 08873

(Address of Principal Executive offices) (Zip Code)

(800) 416-0555

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if changed Since Last Report)

VENTIV HEALTH, INC.

CURRENT REPORT ON FORM 8-K

Item 7.    Financial Statements and Exhibits*.

(c)  Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Ventiv Health, Inc. dated August 12, 2003

Item 9.    Regulation FD Disclosure*.

The information in this Current Report on Form 8-K is furnished under Item 12 (Disclosure of Results of Operations and Financial Condition) of Form 8-K and is included under this Item 9 in accordance with the interim guidance in U.S. Securities and Exchange Commission Release No. 33-8216, effective March 28, 2003.

On August 12, 2003, Ventiv Health, Inc. (the “Company”), issued a press release announcing results for the period ended June 30, 2003. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

* The information in this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTIV HEALTH, INC.

	By:	/s/ John R. Emery

Date: August 13, 2003		Name: John R. Emery Title: Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of Ventiv Health, Inc., dated August 12, 2003